Exhibit 10.5

GI DYNAMICS, INC.

NINTH AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS NINTH AMENDMENT (the “Amendment”), dated effective as of June 15, 2020, is made to that certain NOTE PURCHASE AGREEMENT, dated June 15, 2017, by and between GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Purchaser”), as amended on December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019, August 21, 2019, March 31, 2020, May 1, 2020 and May 15, 2020 (as so amended, the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement.

WHEREAS, pursuant to Section 7.6 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the Purchaser; and

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Agreement to provide for an amended form of senior secured convertible promissory note, which the Company issued to the Purchaser pursuant to the Agreement and subsequently amended (as amended, the “Existing Note”), such further amendment to the Existing Note in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby amend the Agreement as follows:

1.	Amendments to the Agreement.

a.	The Existing Note shall be amended in substantially the form set forth in Exhibit A.

b.	The Company and the Purchaser hereby acknowledge and confirm by execution of this Amendment and as of the date hereof that (i) no event constituting an Event of Default under Section 5 of the Agreement has occurred and (ii) the Purchaser shall not be entitled to any remedy under such Section 5 with respect to any event that has occurred as of the date hereof.

2.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

(Signatures Pages Immediately Follow)

IN WITNESS WHEREOF, the undersigned party has executed this Amendment as of the date first above written.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director

EXHIBIT A

NINTH AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Ninth Amendment to Senior Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”), and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of June 15, 2020. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended on December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019, August 21, 2019, March 31, 2020, May 1, 2020 and May 15, 2020 (as so amended, the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended or waived only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1. Maturity Date Extension. Sections l(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “June 15, 2020” to “June 29, 2020”.

2. No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

3. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

4. Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	EXHIBIT ONLY-DO NOT SIGN
Name:	Scott Schorer
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:	EXHIBIT ONLY-DO NOT SIGN
Name:	Laurence McNairn
Title:	Director

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